TAXATION	12 Months Ended
Dec. 31, 2017
TAXATION
TAXATION

5 TAXATION

Accounting policy

The charge for current taxation is based on the results for the year as adjusted for items which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

The Group operates in numerous tax jurisdictions around the world and it is Group policy to submit its tax returns to the relevant tax authorities as promptly as possible. At any given time, the Group is involved in disputes and tax audits and will have a number of tax returns potentially subject to audit. Significant issues may take several years to resolve. In estimating the probability and amount of any tax charge, management takes into account the views of internal and external advisers and updates the amount of tax provision whenever necessary. The ultimate tax liability may differ from the amount provided depending on interpretations of tax law, settlement negotiations or changes in legislation.

Deferred tax is recognised in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax is not recognised for: temporary differences related to investments in subsidiaries and associates where the Group is able to control the timing of the reversal of the temporary difference and it is probable that this will not reverse in the foreseeable future; on the initial recognition of non-deductible goodwill; and on the initial recognition of an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, does not affect the accounting or taxable profit.

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which they can be used. Deferred tax assets are reviewed at each reporting date.

Deferred tax is measured on an undiscounted basis, and at the tax rates that have been enacted or substantively enacted by the reporting date that are expected to apply in the periods in which the asset or liability is settled. It is recognised in the income statement except when it relates to items credited or charged directly to other comprehensive income or equity, in which case the deferred tax is also recognised within other comprehensive income or equity respectively.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority, when the Group intends to settle its current tax assets and liabilities on a net basis and that authority permits the Group to make a single net payment.

5.1 Taxation charge attributable to the Group

	2017	2016	2015
	$ million	$ million	$ million
Current taxation:
UK corporation tax	23	23	31
Overseas tax	177	261	219
Current income tax charge	200	284	250
Adjustments in respect of prior periods	(60)	(53)	(56)
Total current taxation	140	231	194
Deferred taxation:
Origination and reversal of temporary differences	32	24	(73)
Changes in tax rates	(49)	–	(3)
Adjustments to estimated amounts arising in prior periods	(11)	23	31
Total deferred taxation	(28)	47	(45)
Total taxation as per the income statement	112	278	149
Taxation in other comprehensive income	9	(10)	(10)
Taxation in equity	3	(2)	(5)
Taxation attributable to the Group	124	266	134

The 2017 and 2016 net prior period adjustment benefits of $71m and $30m respectively mainly relate to provision releases following agreement reached with the IRS on US tax matters after the conclusion of US tax audits in 2017 and 2016, provision releases on the expiry of statute of limitations and tax accrual to tax return adjustments, partially offset by an increase in certain other tax provisions. The 2015 net prior period adjustment benefit of $25m mainly relates to provision releases after settlement with tax authorities or the expiry of statute of limitations and tax accrual to tax return adjustments.

Included in the total tax charge is a $32m net benefit as a result of the new US tax reform legislation enacted in December 2017, which comprises a benefit from a revaluation of deferred tax balances included within changes in tax rates, partially offset by a current tax charge relating to the deemed repatriation of foreign profits not previously taxed in the US.

Total taxation as per the income statement of $112m includes a $58m net credit (2016: $48m net charge, 2015: $130m net credit) as a consequence of the net benefit from US tax reform, acquisitions and disposals, amortisation and impairment of acquisition intangibles and legal and other.

Factors affecting future tax charges

The Group operates in numerous tax jurisdictions around the world and is subject to factors that may affect future tax charges including the recently enacted US tax reform, the review by the European Commission into whether the UK CFC financing exemption rules constitute illegal State Aid, implementation of the OECD’s BEPS actions, tax rate changes, tax legislation changes, expiry of the statute of limitations and resolution of tax audits and disputes.

At any given time the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Current tax payable of $233m includes $201m of provisions for uncertain tax positions in respect of various countries. The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise from these unagreed years, tax audits and disputes, the majority of which relate to transfer pricing matters as would be expected for a Group operating internationally. However, the actual liability for any particular issue may be higher or lower than the amount provided resulting in a negative or positive effect on the tax charge in any given year, including a reduction in the tax charge because of an expiry of the relevant statute of limitations. Whilst the impact can vary from year to year, the negative or positive effect on the tax charge for 2018 is not expected to result in a net prior period adjustment for 2018 which is greater than that realised in 2017.

The Group has completed its review of the new US tax reform legislation, as enacted, including the reduction of the US federal tax rate from 35% to 21%, which came into effect on 1 January 2018. As a result, the Group expects a positive impact on its tax charge for future years in addition to the one-off net tax benefit of $32m in 2017. However, it should be noted that parts of the new legislation are subject to questions of interpretation, and further regulations may be issued in the future to clarify or change certain elements, which may affect future tax charges.

In December 2016, the Group appealed to the First Tier Tribunal in the UK against a decision by HM Revenue and Customs (HMRC) relating to the tax deductibility of certain historical foreign exchange losses. The decision of the Tribunal was released on 8 February 2017 and it upheld the Group’s appeal. HMRC appealed against this decision and their appeal will be heard by the Upper Tribunal in June 2018. No tax benefit has been recognised to date in respect of these foreign exchange losses. In the event that the Group is ultimately successful in the Courts, then the Group’s tax charge would be reduced, in the year of success, as a result.

In 2016, the UK Government enacted legislation to reduce the main rate of UK statutory corporation tax to 19.0% from 1 April 2017 and 17.0% from 1 April 2020.

The UK standard rate of corporation tax for 2017 is 19.3% (2016: 20.0%, 2015: 20.3%). Overseas taxation is calculated at the rates prevailing in the respective jurisdictions. The table below reconciles the expected tax charge at the UK statutory rate with the actual tax charge:

	2017	2016	2015
	$ million	$ million	$ million
Profit before taxation	879	1,062	559
Expected taxation at UK statutory rate of 19.3% (2016: 20.0%, 2015: 20.3%)	169	212	113
Differences in overseas taxation rates[1]	48	34	52
Disposal of the Gynaecology business (mainly at the US tax rate)	–	56	–
Benefit of US Manufacturing deduction	(9)	(7)	(7)
R&D credits	(3)	(3)	(6)
Tax losses not recognised	10	1	11
Utilisation of previously unrecognised tax losses	(6)	(9)	–
Impact of US tax reform	(32)	–	–
Expenses not deductible for tax purposes	11	23	14
Changes in tax rates	(5)	1	(3)
Adjustments in respect of prior years[2]	(71)	(30)	(25)
Total taxation as per the income statement	112	278	149

1	Mainly relates to profits taxed in the US at a rate higher than the UK statutory rate and includes the impact of intra-group loans provided to finance US acquisitions and business operations.
2	The adjustments in respect of prior years are explained on the previous page.

5.2 Deferred taxation

Movements in the main components of deferred tax assets and liabilities were as follows:

					Inventory,
	Accelerated		Retirement		provisions,
	tax		benefit		losses and other
	depreciation	Intangibles	obligation	Macrotexture	differences	Total
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2015	(62)	(223)	39	52	222	28
Exchange adjustment	–	2	–	–	(3)	(1)
Movement in income statement – current year	–	34	(16)	–	(42)	(24)
Movement in income statement – prior years	(11)	6	(2)	–	(16)	(23)
Movement in other comprehensive income	–	–	7	–	(1)	6
Movement in equity	–	–	–	–	2	2
Changes in tax rate	–	1	–	–	(1)	–
Acquisitions	–	(29)	–	–	44	15
At 31 December 2016	(73)	(209)	28	52	205	3
Exchange adjustment	1	(2)	2	–	13	14
Movement in income statement – current year	(9)	15	(6)	(1)	(31)	(32)
Movement in income statement – prior years	2	4	–	–	5	11
Movement in other comprehensive income	–	–	(17)	–	4	(13)
Movement in equity	–	–	–	–	(3)	(3)
Changes in tax rate	29	71	–	(18)	(33)	49
Acquisitions	–	(22)	–	–	23	1
At 31 December 2017	(50)	(143)	7	33	183	30

Represented by:

	2017	2016
	$ million	$ million
Deferred tax assets	127	97
Deferred tax liabilities	(97)	(94)
Net position at 31 December	30	3

The Group has gross unused trading and non-trading tax losses of $271m (2016: $230m) and gross unused capital losses of $113m (2016: $122m) available for offset against future profits of which $32m of trading losses will expire within 3-8 years from the balance sheet date if not utilised. A deferred tax asset of $38m (2016: $45m) has been recognised in respect of $132m (2016: $109m) of the trading and non-trading tax losses. No deferred tax asset has been recognised on the remaining unused tax losses as they are not expected to be realised in the foreseeable future. There are no temporary differences in respect of investments in subsidiaries and associates for which deferred tax liabilities have not been recognised (2016: temporary differences of approximately $483m).